UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

March 7, 2022
Date of report (Date of earliest event reported)

Surmodics, Inc.
(Exact Name of Registrant as Specified in its Charter)

Minnesota	0-23837	41-1356149
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

9924 West 74th Street Eden Prairie, Minnesota	55344
(Address of Principal Executive Offices)	(Zip Code)

(952) 500-7000
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8‑K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a‑12 under the Exchange Act (17 CFR 240.14a‑12)

☐ Pre‑commencement communications pursuant to Rule 14d‑2(b) under the Exchange Act (17 CFR 240.14d‑2(b))

☐ Pre‑commencement communications pursuant to Rule 13e‑4(c) under the Exchange Act (17 CFR 240.13e‑4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, $0.05 par value	SRDX	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 1.01	Entry into a Material Definitive Agreement.

On March 7, 2022, the Company entered into a Second Amendment to Loan and Security Agreement (the “Amendment”) with Bridgewater Bank, a Minnesota banking corporation (“Bridgewater”) amending that certain Loan and Security Agreement dated as of September 14, 2020 among the Company, certain subsidiaries of the Company party thereto and Bridgewater (as previously amended and by the Amendment, the “Loan Agreement”).  Among other things, the Amendment (a) eliminates a borrowing base, which previously limited the amount that the Company could borrow under the Loan Agreement to a percentage of certain collateral pledged under the Loan Agreement, (b) provides that, commencing with the fiscal quarter ending March 31, 2022 and each fiscal quarter thereafter, the Company will not permit Unencumbered Liquid Assets (as defined in the Loan Agreement) to have an aggregate fair market of value of less than $15 million, determined as of the last day of each fiscal quarter, and that the Company will maintain at least $5 million of such Unencumbered Liquid Assets on deposit with Bridgewater at all times, (c) provides that, commencing with the fiscal quarter ending March 31, 2022 and each fiscal quarter thereafter, the Company will not permit its Current Ratio (as defined in the Loan Agreement), determined as of the last day of each fiscal quarter, to be less than 1.25 to 1.00, (d) eliminates a minimum quarterly Adjusted EBITDA (as previously defined under the Loan Agreement without giving effect to the Amendment) amount that the Company previously had been required to achieve, and (e) provides that, commencing with the fiscal quarter ending March 31, 2022 through the termination of the Loan Agreement, the Company will not permit quarterly revenue as of the end of each fiscal quarter to be less than $20 million for more than one fiscal quarter.

The foregoing description is qualified in its entirety by reference to the Amendment, which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Index:

Exhibit Number	Description
10.1	Second Amendment to Loan and Security Agreement dated as of March 7, 2022 by and among Surmodics, Inc., the other loan parties party thereto and Bridgewater Bank

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SURMODICS, INC.

Date: March 7, 2022	/s/ Gordon S. Weber
Gordon S. Weber
Senior Vice President of Legal, General Counsel and Secretary